Equity	3 Months Ended
Mar. 31, 2020
Equity [Abstract]
Equity

9 Equity

As discussed in note 1, Centogene N.V. became the parent holding company of the Group on November 12, 2019 as part of the IPO process.  All share, per-share and related information presented in the financial statements and corresponding disclosure notes have been retrospectively adjusted, where applicable, to reflect the impact of the share split resulting from the reorganization.

Capital reserve

As of March 31, 2020, capital reserve included a share premium of EUR 90,297k, being amounts contributed by shareholders at the issuance of shares in excess of the par value of the shares issued, net of any transaction costs incurred for the share issuance.

In addition, it also included amounts recorded in respect of share-based payments. For additional information on the share-based payments, see note 11.